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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):   March 12, 2002



                                LANCER CORPORATION
              (Exact name of registrant as specified in its charter)



            TEXAS                         0-13875                74-1591073
(State or other jurisdiction of         (Commission            (IRS Employer
incorporation or organization)          File Number)         Identification No.)



6655 LANCER BLVD., SAN ANTONIO, TEXAS                              78219
(Address of principal executive offices)                         (Zip Code)



        Registrant's telephone number, including area code:  (210) 310-7000

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ITEM 5. OTHER EVENTS.

The registrant's press release dated March 12, 2002, regarding the naming of Richard Winter as Chief Financial Officer is attached as Exhibit 99.1.


SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     LANCER CORPORATION
                                                     (Registrant)



March 12, 2002,                                      By: /s/ GEORGE F. SCHROEDER
                                                        ------------------------
                                                         GEORGE F. SCHROEDER
                                                         PRESIDENT


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EXHIBIT INDEX


99.1   Press Release relating to naming of Chief Financial Officer.